Exhibit 10.11

LOAN AGREEMENT

This loan and guarantee agreement (the “Agreement”) is entered into on this day the 28 June 2013, by and between:

(1)	SHIP FINANCE INTERNATIONAL LTD. (“SFIL”)

and

(2)	SFL LINUS LTD. (“Linus”)

(hereinafter collectively referred to as the “Parties” and, individually, as a “Party”).

WHEREAS:-

(A)	SFIL is a limited company incorporated in Bermuda: and

(B)	SFIL is the owner of all of the shares issued by Linus.

NOW THEREFORE, it is hereby agreed as follows:-

1.	LOAN – PURPOSE – DISBURSEMENT

1.1	SFIL hereby grants Linus a loan in the amount of USD 195,000,000 (the “Loan”),

1.2	The purpose of the Loan is to assist Linus in the payment of its newbuilding rig.

1.3	The Loan will be available for disbursement on 28 June 2013 in one tranche of USD 195,000,000.

2.	INTEREST

2.1	The Loan shall have an interest rate applied of 0%. However SFIL reserves the right to charge interest after the rig is delivered.

3.	REPAYMENT

3.1	The Loan shall be repaid on the earlier of 30 June 2029 or date of sale of the rig owed by Linus. Linus may choose to repay the loan at any time with no penalty.

4.	CURRENT ACCOUNT OFFSET

4.1	SFIL is entitled to take any excess cash from Linus at periodic intervals. This is recorded as amounts owed to Linus within its Current Account. The balance on the Current Account shall have no interest rate applied. The final loan repayment will be offset against the remaining balance on the current account on the date of repayment subject to 6.1 below.

5.	LOAN STATUS

5.1	The Loan shall be subordinated to Linus’ ordinary debt.

6.	CONVERSION

6.1	Linus recognises that SFIL may wish to convert the Loan to equity capital as an alternative to being repaid.

7.	GOVERNING LAW

7.1	This Agreement shall be governed by Norwegian law.

7.2	Any dispute arising from this Agreement shall be resolved by arbitration in Oslo in accordance with the provisions of the Norwegian Arbitration Act.

The language of the arbitration proceedings shall be English.

For and on behalf of SHIP FINANCE INTERNATIONAL LTD.	For and on behalf of SFL LINUS LTD.

OLE B. HJERTAKER	HARALD GURVIN
ATTORNEY-IN-FACT	ATTORNEY-IN-FACT

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